As filed with the Securities and Exchange Commission on [date]




                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES




                  Investment Company Act file number 811-07959



                              ADVISORS SERIES TRUST
               (Exact name of registrant as specified in charter)



                               615 E. MICHIGAN ST.
                               MILWAUKEE, WI 53202
               (Address of principal executive offices) (Zip code)



                                 ERIC M. BANHAZL
                              ADVISORS SERIES TRUST
                              615 EAST MICHIGAN ST.
                               MILWAUKEE, WI 53202
                     (Name and address of agent for service)



                                 (414) 765-5340
               Registrant's telephone number, including area code



Date of fiscal year end: OCTOBER 31, 2006
                         ----------------



Date of reporting period:  OCTOBER 31, 2006
                           ----------------

ITEM 1. REPORT TO STOCKHOLDERS.



ANNUAL REPORT
OCTOBER 31, 2006



   P I C
----------
 PROVIDENT
----------
INVESTMENT
----------
  COUNSEL
----------


                              FAMILY OF GROWTH-ORIENTED
                              MUTUAL FUNDS

                              [ ] Small Cap Growth Fund, Class I

                              [ ] Small Cap Growth Fund, Class A

                              [ ] Flexible Growth Fund, Class I

                                    CONTENTS

MARKET REVIEW & OUTLOOK . . . . . . . . . . . . . . . . . . . . . . . . . .    1

FUND REVIEW . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3

      o SMALL CAP GROWTH FUND . . . . . . . . . . . . . . . . . . . . . . .    3

      o FLEXIBLE GROWTH FUND . . . . . . . . . . . . . . . . . . . . . . .     7

INFORMATION ABOUT YOUR FUNDS' EXPENSES . . . . . . . . . . . . . . . . . .    12

SCHEDULE OF INVESTMENTS . . . . . . . . . . . . . . . . . . . . . . . . . .   13

      o SMALL CAP GROWTH FUND . . . . . . . . . . . . . . . . . . . . . . .   13

      o FLEXIBLE GROWTH FUND . . . . . . . . . . . . . . . . . . . . . . . .  16

STATEMENTS OF ASSETS AND LIABILITIES . . . . . . . . . . . . . . . . . . . .  17

STATEMENTS OF OPERATIONS . . . . . . . . . . . . . . . . . . . . . . . . . .  18

STATEMENTS OF CHANGES IN NET ASSETS . . . . . . . . . . . . . . . . . . . .   19

FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21

NOTES TO FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . .   24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM . . . . . . . . . .   28

NOTICE TO SHAREHOLDERS . . . . . . . . . . . . . . . . . . . . . . . . . .    28

OTHER INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . BACK COVER

                            MARKET REVIEW & OUTLOOK
--------------------------------------------------------------------------------

U.S. EQUITY
INVESTMENT ENVIRONMENT
--------------------------------------------------------------------------------
As we enter the final months of 2006 and look toward 2007, we believe the back drop for equity investors remains distinctly positive. For the Funds' fiscal quarter ended 10/31/06, stock markets on a worldwide basis moved higher. In the United States, stocks across all market capitalization ranges and styles recorded strong gains. As can be seen from the table below, stock market returns for the fiscal year ended 10/31/06 were positive. Following a market correction during the early summer, equity prices improved during the period August through October. As investors moved through September, there was increasing confidence that the Federal Reserve has finished its interest rate tightening cycle, and in October that confidence was bolstered as the "Fed" maintained its current level of short term interest rates. This, coupled with initial earnings reports from several bell-weather companies that met or exceeded expectations, helped maintain the broad advance in stock prices throughout the period.

While investor confidence improved during September and October, there remains considerable concern with regard to slowing economic growth and the degree of slowdown that will be experienced in the next six to nine months. At the very end of October, the preliminary 3rd quarter GDP number was released showing that the economy moved ahead at a much reduced rate (up 1.6%), well below expectations, and the slowest growth rate since the first quarter of 2003. While this number will be revised several times in the months to come, clearly it reflects a slowing growth picture and this was confirmed by continued weak reports from most areas relating to the housing industry as well as select weakness in certain areas of the technology industry, particularly semiconductor companies, where inventories rose above expected levels. We continue to believe, as we voiced in the Funds' semi-annual report, that a recession is unlikely to develop and that a soft landing is the more likely outcome, with the key to success being to keep the Funds' portfolios positioned in those industries and companies that will be able to grow their revenues and earnings in a slower growth environment where there will continue to be considerable volatility and rotation between various sectors and industries.

Below is a review of the returns experienced by broad market indices for respective six month periods of the last fiscal year, and the fiscal year itself ended October 31, 2006.


                           FUND AND MARKET PERFORMANCE
--------------------------------------------------------------------------------
                                 10/31/05 -       4/30/06 -        10/31/05 -
INDEX                            4/30/06           10/31/06         10/31/06
--------------------------------------------------------------------------------
S&P 500 Index                      9.64%             6.11%            16.34%
--------------------------------------------------------------------------------
Russell 1000 Growth Index          7.06%             3.53%            10.84%
--------------------------------------------------------------------------------
Russell 2000 Growth Index         20.31%            -2.69%            17.07%
--------------------------------------------------------------------------------
NASDAQ Composite                   9.42%             2.35%            11.99%
--------------------------------------------------------------------------------
The NASDAQ Index is a market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market, as well as Global Market system traded foreign common stocks and ADR's.

Past performance does not guarantee future results.

                            MARKET REVIEW & OUTLOOK

INVESTMENT
OUTLOOK
--------------------------------------------------------------------------------
The progression of fundamentals at most of the Funds' portfolio companies continues to make good progress. During August through October we gained increased confidence that the unfolding economic slowdown will not be overly dramatic, and that well-positioned companies, particularly in the Information Technology and selected Consumer Discretionary areas, should be able to meet or exceed investor expectations. During the last two months both fund portfolios have modestly changed the emphasis on certain sectors and industries in trying to keep them well-positioned during this transition period from more rapid economic growth to a slower growth environment.

At transition points in the economic/stock market cycle such activity is not unusual in order to stay abreast of where the best earnings will be generated. As always, our focus remains on purchasing quality companies across sectors that we feel have continued strong growth opportunities looking out over the next 12 to 36 months. Our belief is that over the next three to six months we will continue to see stronger than expected corporate profits and that those companies that will benefit the most will be those that traditionally do well in an "early cycle" economic environment.

We would mention, as we did in our semi-annual update, that inflation has been the number one concern on the minds of investors for a number of months. WE CONTINUE TO HAVE A POSITIVE OUTLOOK ON INFLATION, FEELING THAT BOTH INFLATION AND THE LEVEL OF SHORT AND LONG TERM INTEREST RATES ARE NOT IMPEDIMENTS TO EQUITY VALUES INCREASING IN LINE WITH THE PROGRESS BEING MADE ON THE EPS GROWTH FRONT. We still believe the climate for U.S. equities remains positive for the balance of the year and into 2007. While stock market corrections, as we experienced during the summer months, are likely in the months to come, we believe the overall uptrend for U.S. equities remains intact, with growth equities, in our view, likely to outperform.

     PROVIDENT INVESTMENT COUNSEL SMALL CAP GROWTH FUND, CLASS I & CLASS A

    PHILOSOPHY &                                          FUND
    APPROACH                                              SUMMARIES
 o  RESEARCH AND INVEST IN
    SMALL CAP COMPANIES                                   CLASS I
    WITH ABOVE-AVERAGE,                                o  TICKER SYMBOL:
    SUSTAINABLE REVENUE                                   PISCX
    AND EARNINGS GROWTH;
                                                       o  FUND NUMBER:
 o  UTILIZE FUNDAMENTAL                                   1481
    RESEARCH TO BUILD A
    PORTFOLIO OF CATEGORY                              o  CUSIP:
    LEADING COMPANIES                                     693365405
    THAT EXHIBIT:
                                                       o  NUMBER OF HOLDINGS:
    o   CATALYSTS FOR GROWTH                              103
    o   OUTSTANDING COMPANY
        MANAGEMENTS                                       CLASS A
    o   MEASURABLE AND SUPERIOR                        o  TICKER SYMBOL:
        FINANCIAL CHARACTERISTICS                         PINSX

                                                       o  FUND NUMBER:
                                                          1482

                                                       o  CUSIP:
                                                          693365801

                                                       o  NUMBER OF HOLDINGS:
                                                          103




SMALL CAP GROWTH FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------
The Provident Investment Counsel Small Cap Growth Fund, Class I and Class A returned 11.83% and 11.25% respectively for the twelve month period ended October 31, 2006. By comparison, the Russell 2000 Growth Index, the Fund's benchmark, produced a return of 17.07%. The strongest performing areas for the Fund with respect to contribution of absolute return came from stocks within the INFORMATION TECHNOLOGY, INDUSTRIALS, CONSUMER DISCRETIONARY, and FINANCIALS sectors. The Fund's technology stocks were up 18%, the industrial stocks up over 17% with the consumer and financial stocks up over 15% and 27%, respectively. Absolute returns were positive across all sectors with the exception of the HEALTH CARE sector, where the average stock declined over 8% during the period.

Relative performance to the Fund's benchmark, the Russell 2000 Growth Index, was weaker than we would have hoped for and clearly expect on a long-term basis. Relative performance was primarily penalized by weak stock selection in the HEALTH CARE, ENERGY, and MATERIALS sectors, with health care and energy stock selection being the two principle areas of weakness. Stock selection within health care services and health equipment areas particularly detracted from performance, as well as the Fund portfolio's underweight position in the biotechnolo-gy area. Five health care stocks particularly lagged their peers:
Alphatec Holdings Inc., Merge Technologies Inc., Onyx Pharmaceuticals Inc., DexCom Inc. and Quidel Corp. In the energy area, while returns were positive, they lagged the benchmark, primarily driven by disappointing returns from four holdings: Aventine Renewable Energy Holdings, Toreador Resources Corp., Oil States International Inc., and Warren Resources Corp.

As we move into the Fund's new fiscal year we see clear signs that small cap growth equities are starting to perform in line or better than their "value" counterparts. For the calendar year ended October 31, 2006, the Russell 2000 Value Index, the common proxy for small cap value stocks, advanced 19.02% versus the 10.96% advance for the Russell 2000 Growth Index. However, since the end of September small cap growth stocks have done better, and given current relative valuations between small cap growth and value stocks, we would expect small cap growth stocks to maintain the recent found momentum. We thank our shareholders for their patience during what has been respectable absolute returns but weaker than desired relative comparisons.

     PROVIDENT INVESTMENT COUNSEL SMALL CAP GROWTH FUND, CLASS I & CLASS A

LEAD PORTFOLIO MANAGERS
-----------------------

     (PHOTO OMITTED)

  ANDREW J. PEARL, CFA
   18 YEARS EXPERIENCE


     (PHOTO OMITTED)

   NED W. BRINES, CFA
  20 YEARS EXPERIENCE


      TEAM MEMBERS
      ------------
   NICK A. BLANKL, CFA
   7 YEARS EXPERIENCE

     BARRY B. BURCH
   13 YEARS EXPERIENCE

 BRADLEY J. CARTER, CFA
   6 YEARS EXPERIENCE

  MICHAEL D. EMERY, CFA
   11 YEARS EXPERIENCE

   DAVID J. FURTH, CFA
   19 YEARS EXPERIENCE

 JAMES M. LANDRETH, CFA
  16 YEARS EXPERIENCE


CLASS I, RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
--------------------------------------------------------------------------------
IF INVESTED ON 9/30/93

GRAPH OMITTED

                                 PIC
                                SMALL
                                 CAP        RUSSELL
                               GROWTH        2000
                                FUND,       GROWTH
                               CLASS I       INDEX
                --------------------------------------
                 9/30/1993      10,000       10,000
                10/31/1993      10,172       10,289
                10/31/1994      10,055       10,194
                10/31/1995      14,567       12,295
                10/31/1996      18,075       13,933
                10/31/1997      19,005       16,883
                10/31/1998      15,612       14,205
                10/31/1999      24,800       18,365
                10/31/2000      35,287       21,334
                10/31/2001      22,193       14,613
                10/31/2002      17,748       11,461
                10/31/2003      25,800       16,797
                10/31/2004      25,400       17,726
                10/31/2005      27,684       19,660
                10/31/2006      30,957       23,016



INVESTMENT RESULTS
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDING 10/31/06
                                                                        SINCE
                               1 YEAR   3 YEARS*   5 YEARS* 10 YEARS* INCEPTION*
PIC Small Cap Growth Fund
  - Class I
  (Inception
   September 30, 1993)         11.83%    6.24%       6.87%    5.52%     9.01%
Russell 2000
  Growth Index                 17.07%   11.07%       9.51%    5.15%     6.57%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-618-7643.

----------------
* Average Annual Total Return represents the average change in account value over the periods indicated. Returns reflect the reinvestment of dividends and capital gain distributions. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions, or redemption of Fund shares.

     Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. Performance data shown does not reflect the 1% redemption fee imposed on shares held less than 30 days. If it did, total returns would be reduced.

     The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Indices do not incur expenses and are not available for investment.

     RISKS: FOREIGN SECURITIES TYPICALLY INVOLVE GREATER VOLATILITY AND POLITICAL, ECONOMIC AND CURRENCY RISKS AND DIFFERENCES IN ACCOUNTING METHODS THAN DOMESTIC SECURITIES. SMALL- AND MEDIUM CAPITALIZATION COMPANIES TEND TO HAVE LIMITED LIQUIDITY AND GREATER PRICE VOLATILITY THAN LARGE-CAPITALIZATION COMPANIES.

     PROVIDENT INVESTMENT COUNSEL SMALL CAP GROWTH FUND, CLASS I & CLASS A
--------------------------------------------------------------------------------

CLASS A, RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
--------------------------------------------------------------------------------
IF INVESTED ON 2/3/97

GRAPH OMITTED

                                    PIC
                                   SMALL
                                    CAP
                                  GROWTH       RUSSELL
                                   FUND,        2000
                                 CLASS A       GROWTH
                                WITH LOAD       INDEX
                ---------------------------------------------

                  2/3/1997        9,425        10,000
                10/31/1997        9,821        11,304
                10/31/1998        8,011         9,511
                10/31/1999       12,771        12,296
                10/31/2000       18,266        14,283
                10/31/2001       11,433         9,784
                10/31/2002        9,095         7,674
                10/31/2003       13,167        11,246
                10/31/2004       12,884        11,867
                10/31/2005       13,987        13,162
                10/31/2006       15,561        15,409


INVESTMENT RESULTS
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDING 10/31/06
                                                                      SINCE
                               1 YEAR     3 YEARS*     5 YEARS*     INCEPTION*
--------------------------------------------------------------------------------
PIC Small Cap Growth Fund -
  Class A (With Load)
  (Inception
  February 3, 1997)            4.83%       3.66%         5.11%        4.64%
PIC Small Cap Growth
  Fund - Class A
  (Without Load)
  (Inception
  February 3, 1997)           11.25%       5.73%         6.36%        5.28%
Russell 2000 Growth Index     17.07%      11.07%         9.51%        4.64%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-618-7643. PERFORMANCE DATA SHOWN REFLECTS THE CLASS A MAXIMUM SALES CHARGE OF 5.75%.

----------------
* Average Annual Total Return represents the average change in account value over the periods indicated. Returns reflect the reinvestment of dividends and capital gain distributions. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions, or redemption of Fund shares.

     Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. Performance data shown does not reflect the 1% redemption fee imposed on shares held less than 30 days. If it did, total returns would be reduced.

     The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Indices do not incur expenses and are not available for investment.

     RISKS: FOREIGN SECURITIES TYPICALLY INVOLVE GREATER VOLATILITY AND POLITICAL, ECONOMIC AND CURRENCY RISKS AND DIFFERENCES IN ACCOUNTING METHODS THAN DOMESTIC SECURITIES. SMALL- AND MEDIUM CAPITALIZATION COMPANIES TEND TO HAVE LIMITED LIQUIDITY AND GREATER PRICE VOLATILITY THAN LARGE-CAPITALIZATION COMPANIES.

     PROVIDENT INVESTMENT COUNSEL SMALL CAP GROWTH FUND, CLASS I & CLASS A
--------------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS
--------------------------------------------------------------------------------
                                % OF
SECURITY                        NET ASSETS    DESCRIPTION
--------------------------------------------------------------------------------
EQUINIX, INC.                   2.62%         Designs, builds and operates
                                              neutral internet business exchange
                                              (IBX) centers. The company's IBX
                                              centers provides e-commerce
                                              companies, content providers and
                                              application service providers with
                                              the ability to directly
                                              interconnect with a choice of
                                              bandwith providers, internet
                                              service providers and site &
                                              performance management companies.
TRAMMELL CROW CO.               2.55%         Engaged in diversified commercial
                                              real estate services in the United
                                              States, Canada, Europe, Asia,
                                              Central and South America.
LIFE TIME FITNESS, INC.         2.22%         Operates 48 membership-only
                                              fitness and family recreation
                                              centers in residential locations
                                              across 9 states.
TESSERA TECHNOLOGIES, INC.      2.17%         Develops and licenses
                                              semiconductor packaging
                                              technologies that enable
                                              chip-scale and multi-chip
                                              packages.
TRACTOR SUPPLY CO.              1.88%         Operates over 500 stores in 37
                                              states, offering hardware/tools
                                              and pet/animal and truck/towing
                                              products for farms and ranches.
                                              The company also offers
                                              maintenance products for
                                              agricultural/rural use, work
                                              clothing, and lawn/garden power
                                              equipment.
THQ INC.                        1.88%         Develops/publishes interactive
                                              entertainment software for major
                                              hardware platforms for the video
                                              game market.
F5 NETWORKS, INC.               1.85%         Provides integrated products and
                                              services to manage, control and
                                              optimize internet traffic.
VERIFONE HOLDINGS, INC.         1.72%         Provides point of sale electronic
                                              payment transactions, mainly to
                                              financial companies and payment
                                              processors worldwide.
RESOURCES CONNECTION, INC.      1.63%         Provides experienced accounting,
                                              finance, human resources and
                                              information technology services to
                                              clients on a project-by-project
                                              basis.
SBA COMMUNICATIONS CORP.        1.60%         Operates wireless communications
                                              towers in the eastern U.S. and
                                              provides site
                                              leasing/development/consulting
                                              services to wireless providers.
                                              Leasing provides antenna space on
                                              its multi-tenant towers, and
                                              development/ consulting assists in
                                              developing wireless networks.
--------------------------------------------------------------------------------

SECTOR ALLOCATION
--------------------------------------------------------------------------------
                                                        % OF
                                                      NET ASSETS
    PIE CHART           Information Technology          21.9%
    OMITTED             Industrials                     20.3%
                        Health Care                     11.1%
                        Consumer Discretionary          15.5%
                        Energy                           6.6%
                        Financials                       8.3%
                        Materials                        2.5%
                        Consumer Staples                 2.1%
                        Telecommunication Services       3.8%
                        Utilities                        1.4%
                        Short-Term Investments           6.5%

Fund holdings are subject to change and are not recommendations to buy or sell any security. Please see the Schedule of Investments for complete fund holdings.

     PROVIDENT INVESTMENT COUNSEL SMALL CAP GROWTH FUND, CLASS I & CLASS A
--------------------------------------------------------------------------------

STRATEGIC VIEW
--------------------------------------------------------------------------------
The Fund portfolio's strategic positioning is very similar to positions held at the end of the April quarter, with the notable exception of our decision to take profits in the energy sector. Many energy stocks have advanced sharply over the year, and we have taken the action of selling or reducing individual positions where we believe prices are ahead of fundamentals. That said, the Fund still holds close to a 5% weighting as we believe the long-term fundamentals are attractive. The Fund continues to hold an overweight position in the industrials sector, with the greatest absolute and relative overweight in commercial services stocks - which can largely be characterized as less cyclical due to the recurring nature of revenue and earnings. There are also several pockets within the industrials sector, such as electrical equipment, road & rail, and materials, where pricing power continues to exist and, hence, we continue to own positions.

WHAT IS OUR OUTLOOK FOR SMALL CAP GROWTH STOCKS? Through our bottom up research process, we hold the view that many areas of the economy are slowing. This was recently confirmed by a reading of less than 2% annualized GDP growth for the 3rd quarter. A broad deceleration in corporate profitability will likely follow. That said, we also continue to hold the belief that the US will avoid a hard landing. We base this opinion on (1) historically low interest rates - despite the recent tightening cycle; (2) a resilient consumer; (3) the strength in emerging market economies; and (4) the liquidity in corporate America. Corporations have been much more cautious during the current economic expansion, resulting in higher than average cash levels and stronger balance sheets. Hence, our outlook for growth stocks is positive in the sense that we believe investors will begin to favor - indeed pay a premium - for above-average growth rates in a decelerating economic environment. This view is further supported by valuations: small cap growth stocks are attractively priced after experiencing several years of multiple contraction.

HOW DO WE EXPECT TO PERFORM IN SUCH AN ENVIRONMENT? As you recall, an important part of our stock selection process is to screen for above-average revenue and earnings growth. Another important factor is the sustainability of growth rates. Companies that are able to produce sustainable top and bottom line growth are typically found in "traditional growth" sectors. These sectors include health care and consumer discretionary, as well as select parts of information technology. Most "cyclical growth" areas, such as commodities, materials, and industrials, are unable to sustain above-average revenue and earnings growth for long periods of time. These companies tend to have underlying unit volume growth rates similar to GDP growth, although their revenue growth can be temporarily inflated during periods of shortages and rising prices. The portfolio does include select companies in these areas. However, we have consistently placed greater weight in the portfolio in companies with sustainable, unit-driven growth which is 3 to 4 times the rate of GDP growth (i.e. 15% to 20% or higher).

It is our view that economic growth is slowing, and it is likely that cyclical stocks will struggle to maintain the level of growth observed over the past several years. We believe that the traditional growth areas will again assume a leadership position in terms of producing superior growth to cyclical areas. As a result, these traditional growth sectors should subsequently deliver stronger relative performance.

We thank you for entrusting your hard earned assets to our care, and we will continue to endeavor to work on your behalf to be certain that your trust is well deserve.

           PROVIDENT INVESTMENT COUNSEL FLEXIBLE GROWTH FUND, CLASS I
--------------------------------------------------------------------------------

    PHILOSOPHY &                                          FUND
    APPROACH                                              SUMMARY
 o  RESEARCH AND INVEST IN
    COMPANIES
    WITH ABOVE-AVERAGE,                                o  TICKER SYMBOL:
    SUSTAINABLE REVENUE                                   PFLEX
    AND EARNINGS GROWTH;
                                                       o  FUND NUMBER:
 o  UTILIZE FUNDAMENTAL                                   1484
    RESEARCH TO BUILD A
    PORTFOLIO OF CATEGORY                              o  CUSIP:
    LEADING COMPANIES                                     693365850
    THAT EXHIBIT:
                                                       o  NUMBER OF HOLDINGS:
    o   CATALYSTS FOR GROWTH                              41
    o   OUTSTANDING COMPANY
        MANAGEMENTS
    o   MEASURABLE AND SUPERIOR
        FINANCIAL CHARACTERISTICS



FLEXIBLE GROWTH FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------
The Provident Investment Counsel Flexible Growth Fund, Class I returned 8.85% for the twelve month period ended October 31, 2006. The return lagged that of the Fund's benchmark, the Russell 1000 Growth Index, which advanced 10.84% for the same time period. The strongest performing areas for the Fund with respect to contribution of absolute return came from stocks within the INFORMATION TECHNOLOGY, TELECOMMUNICATION SERVICES, MATERIALS, and ENERGY sectors. The Fund's technology stocks were up over 20%, the industrial stocks up over 27% with the material and energy stocks up over 30% and 12%, respectively. Absolute returns were positive across all sectors with the exception of the HEALTH CARE sector, where the average stock declined over 3% during the period.

Relative performance to the Fund's benchmark, the Russell 1000 Growth Index, was weaker than we would have hoped for, and clearly expect on a long-term basis. Relative performance was primarily penalized by weak stock selection in the HEALTH CARE, CONSUMER DISCRETIONARY, and FINANCIALS sectors. Stock selection within health care services and health equipment areas particularly detracted from performance, where three health care stocks particularly lagged their peers: UnitedHealth Group Inc., Alcon Inc., and St. Jude Medical Inc. In the consumer discretionary area, where the sector's overall returns were positive, several holdings meaningfully underperformed, including: Chico's FAS Inc., Apollo Group Inc., and Carnival Corp. In the financial arena underperformers included: TD Ameritrade Holdings Corp. and Legg Mason Inc.

For the fiscal year ended 10/31/06, the ten stocks that have contributed most to the Fund's return include: Cognizant Technology Solutions Corp., Apple Computer Inc., Gilead Sciences Inc., NIVIDA Corp., Kohl's Corp., CVS Corp., Monsanto Co., Google Inc., Adobe Systems Inc., and NII Holdings Inc. The ten stocks that detracted the most from performance included: Chico's FAS Inc., UnitedHealth Group Inc., Halliburton Co., St Jude Medical Inc., Legg Mason Inc., TD Ameritrade Holding Corp., Symantec Corp., Marvel Technology Group Ltd., SLM Corp., and Qualcomm, Inc.

While we ended the Fund's fiscal year somewhat behind its benchmark, this was after having dramatically outperformed the benchmark in fiscal year 2005, when the Fund outpaced the benchmark index by over 10%. For the period just ended, many of the stocks that performed so well last year took breathers, or in select instances, hit fundamental "potholes". We hope that in the months ahead performance will once again not only record solid absolute returns, but also outpace the Russell 1000 Growth Index, the Fund's benchmark.

           PROVIDENT INVESTMENT COUNSEL FLEXIBLE GROWTH FUND, CLASS I
--------------------------------------------------------------------------------

LEAD PORTFOLIO MANAGERS
-----------------------

     PHOTO OMITTED

  SUSAN J. PERKINS, CFA
   25 YEARS EXPERIENCE

     PHOTO OMITTED

   SEAN C. KRAUS, CFA
   10 YEARS EXPERIENCE


    RESEARCH ANALYSTS
    -----------------

RICHARD S. CAMPAGNA, CFA
   16 YEARS EXPERIENCE

 JAMES M. LANDRETH, CFA
   16 YEARS EXPERIENCE

      ROSE HAN PARK
   15 YEARS EXPERIENCE

  LLYOD B. ROGERS, CFA
   11 YEARS EXPERIENCE

    JOHN J. YOON, CFA
   17 YEARS EXPERIENCE

   AYAKO YOSHIOKA, CFA
   8 YEARS EXPERIENCE

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
--------------------------------------------------------------------------------
IF INVESTED ON 3/31/99
--------------------------------------------------------------------------------

GRAPH OMITTED
                              PIC
                           FLEXIBLE           RUSSELL
                            GROWTH             1000
                             FUND,            GROWTH
                            CLASS I            INDEX
-----------------------------------------------------------
             3/31/1999       10,000           10,000
            10/31/1999       11,472           10,760
            10/31/2000       22,946           11,764
            10/31/2001       12,108            7,065
            10/31/2002       10,006            5,679
            10/31/2003       13,932            6,918
            10/31/2004       13,683            7,151
            10/31/2005       16,314            7,782
            10/31/2006       17,757            8,625


INVESTMENT RESULTS
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDING 10/31/06
                                                                   SINCE
                             1 YEAR    3 YEARS*     5 YEARS*     INCEPTION*
--------------------------------------------------------------------------------
PIC Flexible Growth Fund -
  Class I
  (Inception
  March 31, 1999)             8.85%     7.91%         7.43%         7.86%
Russell 1000 Growth Index    10.84%     7.63%         4.07%        -1.93%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-618-7643.

---------------
* Average Annual Total Return represents the average change in account value over the periods indicated.

     Returns reflect the reinvestment of dividends and capital gain distributions. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions, or redemption of Fund shares.

     Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. Performance data shown does not reflect the 1% redemption fee imposed on shares held less than 30 days. If it did, total returns would be reduced.

     The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Indices do not incur expenses and are not available for investment.

     RISKS: FOREIGN SECURITIES TYPICALLY INVOLVE GREATER VOLATILITY AND POLITICAL, ECONOMIC AND CURRENCY RISKS AND DIFFERENCES IN ACCOUNTING METHODS THAN DOMESTIC SECURITIES. SMALL- AND MEDIUM CAPITALIZATION COMPANIES TEND TO HAVE LIMITED LIQUIDITY AND GREATER PRICE VOLATILITY THAN LARGE-CAPITALIZATION COMPANIES.

           PROVIDENT INVESTMENT COUNSEL FLEXIBLE GROWTH FUND, CLASS I
--------------------------------------------------------------------------------

TEN LARGEST EQUITY HOLDINGS
--------------------------------------------------------------------------------
                                  % OF
SECURITY                         NET ASSETS   DESCRIPTION
--------------------------------------------------------------------------------
GILEAD SCIENCES, INC.             4.08%       Develops therapeutics to care for
                                              patients with life- threatening
                                              diseases. Research and clinical
                                              programs are focused on
                                              anti-infectives, including
                                              antivirals and antifungals.
CVS CORP .                        4.05%       Operates over 5,400 CVS retail and
                                              specialty drugstores in 37 states
                                              and Washington, D.C.
APPLE COMPUTER, INC.              4.01%       Manufactures desktop and laptop
                                              computers, peripherals, network
                                              devices and digital music players.
NII HOLDINGS, INC. - CLASS B      3.96%       Provides digital wireless
                                              voice/data services to business
                                              customers in Mexico, Brazil,
                                              Argentina and Peru. Also provides
                                              Nextel Direct Connect and
                                              International Direct Connect
                                              Services.
ADOBE SYSTEMS, INC.               3.78%       Provides graphic design,
                                              publishing and imaging software
                                              for print, web and video
                                              production.
MONSATO CO.                       3.53%       Provides crop protection products,
                                              animal agricultural products,
                                              herbicides and seeds to farmers
                                              worldwide.
CORNING, INC.                     3.46%       Manufactures specialized products
                                              for applications utilizing glass,
                                              glass ceramic, polymer
                                              technologies as well as optical
                                              fiber, and cable hardware and
                                              equipment.
GOOGLE, INC. - CLASS A            3.29%       Provides online search, targeted
                                              advertising and other internet
                                              content services via Google.com
                                              for personal and commercial use.
AMERICAN TOWER CORP. - CLASS A    3.27%       Operates cellular towers used by
                                              wireless service providers and
                                              radio/television broadcast
                                              companies. Also provides site
                                              acquisition and structural
                                              analysis.
PRAXAIR, INC.                     3.25%       Manufactures atmospheric gases,
                                              process gases and industrial gas
                                              production equipment for the
                                              health care, petroleum,
                                              computer-chip, fiber-optics,
                                              aerospace, chem- icals and water
                                              treatment markets.
--------------------------------------------------------------------------------

SECTOR ALLOCATION
--------------------------------------------------------------------------------
                                                      % OF
                                                    NET ASSETS
                    Health Care                       17.6%
 PIE                Information Technology            32.7%
 CHART              Consumer Discretionary            14.9%
 OMITTED            Financials                         3.6%
                    Energy                             4.0%
                    Materials                          8.9%
                    Telecommunication Services         7.3%
                    Consumer Staples                   4.1%
                    Industrials                        6.8%
                    Short-Term Investments             0.1%

Fund holdings are subject to change and are not recommendations to buy or sell any security. Please see the Schedule of Investments for complete fund holdings.

           PROVIDENT INVESTMENT COUNSEL FLEXIBLE GROWTH FUND, CLASS I
--------------------------------------------------------------------------------
STRATEGIC VIEW
--------------------------------------------------------------------------------
The Fund portfolio's strategic positioning is very similar to positions held at the end of the April quarter, with the notable exception of our decision to take profits in the energy sector. Many energy stocks advanced sharply over the year, and we have taken the action of selling or reducing individual positions where we believe prices are ahead of fundamentals. That said, the Fund still holds close to a 5% weighting as we believe the long-term fundamentals are attractive. The Fund continues to hold an overweight position in the HEALTH CARE sector, and we have recently increased the Fund's weighting in the INFORMATION TECHNOLOGY sector along with modestly increasing the exposure to the consumer. Finally, we added to the Fund's holding of select industrials stocks.

WHAT IS OUR OUTLOOK FOR LARGE CAP GROWTH STOCKS? Through our bottom up research process, we hold the view that many areas of the economy are slowing. This was recently confirmed by a reading of less than 2% annualized GDP growth for the 3rd quarter. A broad deceleration in corporate profitability will likely follow. That said, we also continue to hold the belief that the US will avoid a hard landing. We base this opinion on (1) historically low interest rates - despite the recent tightening cycle; (2) a resilient consumer; (3) the strength in emerging market economies; and (4) the liquidity in corporate America. Corporations have been much more cautious during the current economic expansion, resulting in higher than average cash levels and stronger balance sheets. Hence, our outlook for growth stocks is positive in the sense that we believe investors will begin to favor - indeed pay a premium - for above-average growth rates in a decelerating economic environment. This view is further supported by valuations: large cap growth stocks are attractively priced after experiencing several years of multiple contraction.

HOW DO WE EXPECT TO PERFORM IN SUCH AN ENVIRONMENT? As you recall, an important part of our stock selection process is to screen for above-average revenue and earnings growth. Another important factor is the sustainability of growth rates. Companies that are able to produce sustainable top and bottom line growth are typically found in "traditional growth" sectors. These sectors include health care and consumer discretionary, as well as select parts of information technology. Most "cyclical growth" areas, such as commodities, materials, and industrials, are unable to sustain above-average revenue and earnings growth for long periods of time. These companies tend to have underlying unit volume growth rates similar to GDP growth, although their revenue growth can be temporarily inflated during periods of shortages and rising prices. The portfolio does include select companies in these areas. However, we have consistently placed greater weight in the portfolio in companies with sustainable, unit-driven growth which is 3 to 4 times the rate of GDP growth (i.e. 15% to 20% or higher).

It is our view that economic growth is slowing, and it is likely that cyclical stocks will struggle to maintain the level of growth observed over the past several years. We believe that the traditional growth areas will again assume a leadership position in terms of producing superior growth to cyclical areas. As a result, these traditional growth sectors should subsequently deliver stronger relative performance.

We thank you for entrusting your hard earned assets to our care, and we will continue to endeavor to work on your behalf to be certain that your trust is well deserved.

The information provided represents the opinion of Provident Investment Counsel and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

-----------
     MUTUAL FUND INVESTING INVOLVES RISK. PRINCIPAL LOSS IS POSSIBLE. FOREIGN SECURITIES TYPICALLY INVOLVE GREATER VOLATILITY AND POLITICAL, ECONOMIC AND CURRENCY RISKS AND DIFFERENCES IN ACCOUNTING METHODS THAN DOMESTIC SECURITIES.

     Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding. The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the Global Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. The Russell 1000 Index Measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization. You cannot invest directly in an index. The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

     SMALL- AND MEDIUM-CAPITALIZATION COMPANIES TEND TO HAVE LIMITED LIQUIDITY AND GREATER PRICE VOLATILITY THAN LARGE-CAPITALIZATION COMPANIES. GROWTH STOCKS TYPICALLY ARE MORE VOLATILE THAN VALUE STOCKS; HOWEVER, VALUE STOCKS HAVE A LOWER EXPECTED GROWTH RATE IN EARNINGS AND SALES.

     Information regarding portfolio holdings may be found on pages 13-16.

     Must be preceded or accompanied by a prospectus.

     Quasar Distributors, LLC, Distributor (11/06)

           PROVIDENT INVESTMENT COUNSEL FLEXIBLE GROWTH FUND, CLASS I
--------------------------------------------------------------------------------

INFORMATION ABOUT YOUR FUNDS' EXPENSES at October 31, 2006 (Unaudited)
--------------------------------------------------------------------------------

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, May 1, 2006 -October 31, 2006.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. The example below includes, but is not limited to, management fees, distribution and shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the Example below does not include portfolio trading commissions and related expenses. In addition, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                            EXPENSES
                                                              PAID
                                  BEGINNING     ENDING       DURING
                                   ACCOUNT      ACCOUNT      PERIOD*  ANNUALIZED
                                    VALUE        VALUE      5/1/06 -   EXPENSE
ACTUAL                              5/1/06       10/31/06   10/31/06    RATIO**
--------------------------------------------------------------------------------
Small Cap Growth Fund
  Class I                         $ 1,000.00   $   927.60   $  4.86      1.00%
  Class A                           1,000.00       925.50      6.79      1.40%
Flexible Growth Fund - Class I      1,000.00     1,020.70      4.84      0.95%

HYPOTHETICAL (5% ANNUAL
RETURN BEFORE EXPENSES)
Small Cap Growth Fund
  Class I                         $ 1,000.00   $ 1,020.16   $  5.09      1.00%
  Class A                           1,000.00     1,018.15      7.12      1.40%
Flexible Growth Fund - Class I      1,000.00     1,020.42      4.84      0.95%

--------------
* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/365 days (to reflect the one-half year period).
** Provident Investment Counsel, Inc. has agreed to waive fees and/or reimburse fund expenses so that the total annual operating expenses are limited to 1.00% for Small Cap Growth Fund - Class I, 1.40% for Small Cap Growth Fund - Class A, and 0.95% for Flexible Growth Fund - Class I.

                            PIC SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS at October 31, 2006
--------------------------------------------------------------------------------
SHARES                                                                  VALUE
--------------------------------------------------------------------------------
COMMON STOCKS - 93.15%
AEROSPACE & DEFENSE - 3.43%
      39,394     Argon St, Inc.* ..............................     $    930,486
      34,812     Flir Systems, Inc.* ..........................        1,111,895
      49,610     Ladish, Inc.* ................................        1,548,824
      29,375     Stanley, Inc.* ...............................          511,713
                                                                    ------------
                                                                       4,102,918
                                                                    ------------
AIRLINES - 0.83%
      26,100     Copa Holdings Sa# ............................          989,190
                                                                    ------------

ALTERNATIVE CARRIERS - 0.65%
      54,500     Cogent Communications Group, Inc.* ...........          771,720
                                                                    ------------

APPAREL RETAIL - 0.32%
      25,600     Casual Male Retail Group, Inc.* ..............          379,136
                                                                    ------------

APPLICATION SOFTWARE - 1.89%
      39,800     Informatica Corp.* ...........................          493,122
      52,300     Transaction Systems Architects, Inc.* ........        1,763,033
                                                                    ------------
                                                                       2,256,155
                                                                    ------------
BIOTECHNOLOGY - 1.91%
      80,750     PDL Biopharma, Inc.* .........................        1,706,248
      37,600     Senomyx, Inc.* ...............................          579,792
                                                                    ------------
                                                                       2,286,040
                                                                    ------------
BUILDING PRODUCTS - 0.41%
       8,100     NCI Building Systems, Inc.* ..................          484,785
                                                                    ------------
CASINOS & GAMING - 0.66%
      22,400     WMS Industries, Inc.* ........................          791,392
                                                                    ------------
COAL & CONSUMABLE FUELS - 0.83%
      26,900     Foundation Coal Holdings, Inc. ...............          987,499
                                                                    ------------
COMMERCIAL PRINTING - 0.94%
      75,300     Innerworkings, Inc.* .........................        1,125,735
                                                                    ------------
COMMUNICATIONS EQUIPMENT - 2.66%
      26,400     Avocent Corp.* ...............................          969,144
      33,400     F5 Networks, Inc.* ...........................        2,210,746
                                                                    ------------
                                                                       3,179,890
                                                                    ------------
COMPUTER & ELECTRONICS RETAIL - 1.16%
      27,100     Gamestop Corp. - Class A* ....................        1,383,726
                                                                    ------------
CONSTRUCTION & ENGINEERING - 1.99%
      23,300     Granite Construction, Inc. ...................        1,213,930
      59,500     Infrasource Services, Inc.* ..................        1,164,415
                                                                    ------------
                                                                       2,378,345
                                                                    ------------

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS - 0.36%
      14,100     American Railcar
                 Industries, Inc. .............................          435,690
                                                                    ------------


SHARES                                                                  VALUE
--------------------------------------------------------------------------------

CONSUMER FINANCE - 1.15%
      33,400     Cash America International, Inc. .............     $  1,380,422
                                                                    ------------

DATA PROCESSING & OUTSOURCED SERVICES - 0.04%
       2,200     Exlservice Holdings, Inc.* ...................           45,760
                                                                    ------------

DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES - 3.31%
      20,500     The Advisory Board Co.* ......................        1,132,010
      21,252     CoStar Group, Inc.* ..........................        1,006,282
      17,950     CRA International Inc.* ......................          912,399
      22,800     Huron Consulting Group, Inc.* ................          911,088
                                                                    ------------
                                                                       3,961,779
                                                                    ------------

DIVERSIFIED METALS & MINING - 1.38%
      26,968     RTI International Metals, Inc.* ..............        1,653,678
                                                                    ------------

EDUCATION SERVICES - 1.42%
      15,000     Strayer Education, Inc. ......................        1,696,800
                                                                    ------------

ELECTRICAL COMPONENTS & EQUIPMENT - 1.21%
      29,200     Regal-Beloit Corp. ...........................        1,443,940
                                                                    ------------

ELECTRONIC EQUIPMENT MANUFACTURERS - 1.49%
      24,100     Daktronics, Inc. .............................          571,411
      28,778     DTS, Inc.* ...................................          615,561
      11,000     Itron, Inc.* .................................          598,840
                                                                    ------------
                                                                       1,785,812
                                                                    ------------
ELECTRONIC MANUFACTURING SERVICES - 1.02%
      32,700     NovAtel, Inc.*# ..............................        1,220,037
                                                                    ------------
FOOD DISTRIBUTORS - 1.69%
      36,750     Central European
                 Distribution Corp.* ..........................          932,715
      31,250     United Natural Foods, Inc.* ..................        1,090,625
                                                                    ------------
                                                                       2,023,340
                                                                    ------------
FOOTWEAR - 2.75%
      43,750     Crocs, Inc.* .................................        1,733,375
      83,200     Iconix Brand Group, Inc.* ....................        1,550,848
                                                                    ------------
                                                                       3,284,223
                                                                    ------------
HEALTH CARE EQUIPMENT - 0.79%
      25,100     Alphatec Holdings, Inc.* .....................           86,344
      21,250     Arthrocare Corp.* ............................          858,712
                                                                    ------------
                                                                         945,056
                                                                    ------------
HEALTH CARE FACILITIES - 2.03%
      22,400     Psychiatric Solutions, Inc.* .................          743,680
      21,100     Radiation Therapy Services, Inc.* ............          627,936
      32,596     VCA Antech, Inc.* ............................        1,055,133
                                                                    ------------
                                                                       2,426,749
                                                                    ------------
HEALTH CARE SERVICES - 2.91%
      77,900     HealthExtras, Inc.* ..........................        1,794,037
      17,100     Healthways, Inc.* ............................          724,185
      21,400     Pediatrix Medical Group, Inc.* ...............          961,502
                                                                    ------------
                                                                       3,479,724
                                                                    ------------
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                            PIC SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS at October 31, 2006 -- (continued)
--------------------------------------------------------------------------------
SHARES                                                                  VALUE
--------------------------------------------------------------------------------
HEALTH CARE SUPPLIES - 0.94%
      29,000     LifeCell Corp.* ..............................     $    679,470
      10,700     West Pharmaceutical Services, Inc. ...........          449,828
                                                                    ------------
                                                                       1,129,298
                                                                    ------------
HOME ENTERTAINMENT SOFTWARE - 1.87%
      74,550     THQ Inc.* ....................................        2,241,719
                                                                    ------------

HOMEFURNISHING RETAIL - 1.05%
      50,630     Aaron Rents, Inc. ............................        1,259,674
                                                                    ------------

HUMAN RESOURCE & EMPLOYMENT SERVICES - 1.63%
      67,408     Resources Connection, Inc.* ..................        1,950,788
                                                                    ------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 1.35%
      79,200     Covanta Holding Corp.* .......................        1,610,136
                                                                    ------------

INDUSTRIAL MACHINERY - 1.92%
      26,800     ESCO Technologies, Inc.* .....................        1,163,656
      54,000     Flow International Corp.* ....................          636,120
      18,150     RBC Bearings, Inc.* ..........................          493,317
                                                                    ------------
                                                                       2,293,093
                                                                    ------------
INTEGRATED TELECOMMUNICATION SERVICES - 1.52%
      15,700     Cbeyond, Inc.* ...............................          476,338
      45,800     Neustar, Inc. - Class A* .....................        1,338,276
                                                                    ------------
                                                                       1,814,614
                                                                    ------------
INTERNET RETAIL - 0.91%
      34,800     VistaPrint Limited*# .........................        1,088,544
                                                                    ------------

INTERNET SOFTWARE & SERVICES - 6.15%
      27,900     Ctrip.com International, Ltd. - ADR ..........        1,367,100
      82,100     CyberSource Corp.* ...........................          841,525
      33,800     Dealertrack Holdings, Inc.* ..................          861,562
      22,900     Digital Insight Corp.* .......................          704,862
      45,800     Equinix, Inc.* ...............................        3,132,720
      31,250     Marchex, Inc. - Class B* .....................          443,125
                                                                    ------------
                                                                       7,350,894
                                                                    ------------
LEISURE FACILITIES - 2.22%
      51,400     Life Time Fitness, Inc.* .....................        2,648,642
                                                                    ------------

LEISURE PRODUCTS - 1.04%
      30,400     SCP Pool Corp. ...............................        1,245,792
                                                                    ------------

LIFE SCIENCES TOOLS & SERVICES - 1.05%
      31,000     Ventana Medical Systems, Inc.* ...............        1,252,090
                                                                    ------------

MANAGED HEALTH CARE - 1.04%
      30,175     Healthspring, Inc.* ..........................          607,724
      18,700     Sierra Health Services, Inc.* ................          640,288
                                                                    ------------
                                                                       1,248,012
                                                                    ------------
MARINE - 1.75%
      13,800     American Commercial Lines, Inc.* .............          885,270
      51,800     Horizon Lines Inc. - Class A .................        1,209,530
                                                                    ------------
                                                                       2,094,800
                                                                    ------------

SHARES                                                                  VALUE
--------------------------------------------------------------------------------
OIL & GAS DRILLING - 0.64%
      16,400     Unit Corp.* ..................................     $    760,796
                                                                    ------------

OIL & GAS EQUIPMENT & SERVICES - 2.50%
      44,000     Basic Energy Services Inc.* ..................        1,075,360
      34,500     Evergreen Energy, Inc.* ......................          443,325
       7,200     Hydril* ......................................          432,360
      22,100     W-H Energy Services, Inc.* ...................        1,034,943
                                                                    ------------
                                                                       2,985,988
                                                                    ------------
OIL & GAS EXPLORATION & PRODUCTION - 0.58%
      31,800     Toreador Resources Corp.* ....................          690,060
                                                                    ------------

OIL & GAS REFINING & MARKETING - 2.02%
      20,100     Alon USA Energy Inc. .........................          564,207
      43,100     World Fuel Services Corp. ....................        1,854,162
                                                                    ------------
                                                                       2,418,369
                                                                    ------------
OTHER DIVERSIFIED FINANCIAL SERVICES - 2.35%
      72,700     Online Resource Corp.* .......................          760,442
      70,300     Verifone Holdings, Inc.* .....................        2,053,463
                                                                    ------------
                                                                       2,813,905
                                                                    ------------
PERSONAL PRODUCTS - 0.43%
      12,000     Chattem, Inc.* ...............................          509,040
                                                                    ------------

PHARMACEUTICALS - 0.42%
      27,400     Aspreva Pharmaceuticals Corp.*# ..............          498,406
                                                                    ------------

PROPERTY & CASUALTY INSURANCE - 0.75%
      31,634     National Interstate Corp. ....................          891,446
                                                                    ------------

REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.55%
      62,600     Trammell Crow Co.* ...........................        3,051,750
                                                                    ------------

REGIONAL BANKS - 0.81%
      23,500     PrivateBancorp, Inc. .........................          965,145
                                                                    ------------

SEMICONDUCTOR EQUIPMENT - 3.93%
       9,421     Cymer, Inc.* .................................          436,475
      43,600     FormFactor, Inc.* ............................        1,664,648
      74,300     Tessera Technologies, Inc.* ..................        2,593,813
                                                                    ------------
                                                                       4,694,936
                                                                    ------------
SEMICONDUCTORS - 1.52%
      61,350     Silicon Motion Technology Corp. - ADR* .......          942,950
      41,100     Trident Microsystems, Inc.* ..................          868,854
                                                                    ------------
                                                                       1,811,804
                                                                    ------------
SPECIALIZED CONSUMER SERVICES - 2.04%
      33,780     Jackson Hewitt Tax Service, Inc. .............        1,168,788
      33,300     Sotheby's ....................................        1,265,400
                                                                    ------------
                                                                       2,434,188
                                                                    ------------
SPECIALIZED FINANCE - 0.65%
      12,800     Alliance Data Systems Corp.* .................          777,216
                                                                    ------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                            PIC SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS at October 31, 2006 -- (continued)
--------------------------------------------------------------------------------
SHARES                                                                  VALUE
--------------------------------------------------------------------------------
SPECIALTY STORES - 1.87%
      46,300     Tractor Supply Co.* ..........................     $  2,241,846
                                                                    ------------
STEEL - 1.10%
      12,250     Carpenter Technology Corp. ...................        1,310,627
                                                                    ------------

SYSTEMS SOFTWARE - 1.24%
      29,900     Micros Systems, Inc.* ........................        1,485,432
                                                                    ------------

TRADING COMPANIES & DISTRIBUTORS - 2.03%
      79,200     Beacon Roofing Supply, Inc.* .................        1,568,160
      40,850     Houston Wire & Cable Co.* ....................          863,977
                                                                    ------------
                                                                       2,432,137
                                                                    ------------
TRUCKING - 0.45%
      31,500     Marten Transport, Ltd.* ......................          535,815
                                                                    ------------

WIRELESS TELECOMMUNICATION SERVICES - 1.60%
      71,600     SBA Communications Corp.* ....................        1,912,436
                                                                    ------------

TOTAL COMMON STOCKS
                 (Cost $82,974,848) ...........................      111,348,979
                                                                    ------------


SHARES                                                                  VALUE
--------------------------------------------------------------------------------
MONEY MARKET INVESTMENTS - 6.45%
3,853,104        SEI Daily Income Treasury Fund ...............     $  3,853,104
3,853,103        SEI Daily Income Trust Government Fund .......        3,853,103
                                                                    ------------

TOTAL MONEY MARKET INVESTMENTS
  (Cost $7,706,207) ...........................................        7,706,207
                                                                    ------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $90,681,055) - 99.60% .................................      119,055,186
Other Assets in Excess of Liabilities - 0.40% .................          475,769
                                                                    ------------
NET ASSETS - 100.00% ..........................................     $119,530,955
                                                                    ============

-----------
*    Non-income producing security.
#    U.S. traded security of a foreign issuer.
ADR  - American Depository Receipt.







SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                            PIC FLEXIBLE GROWTH FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS at October 31, 2006
--------------------------------------------------------------------------------
SHARES                                                                   VALUE
--------------------------------------------------------------------------------
COMMON STOCKS - 99.05%
AEROSPACE & DEFENSE - 4.69%
       540    Boeing Co. .........................................    $   43,125
       955    Rockwell Collins, Inc. .............................        55,466
                                                                      ----------
                                                                          98,591
                                                                      ----------
APPLICATION SOFTWARE - 3.78%
     2,080    Adobe Systems, Inc.* ...............................        79,560
                                                                      ----------

BIOTECHNOLOGY - 9.41%
       640    Amgen, Inc.* .......................................        48,582
       940    Genzyme Corp.* .....................................        63,459
     1,245    Gilead Sciences, Inc.* .............................        85,781
                                                                      ----------
                                                                         197,822
                                                                      ----------
CASINOS & GAMING - 1.37%
       670    MGM MIRAGE* ........................................        28,823
                                                                      ----------

COAL & CONSUMABLE FUELS - 1.86%
     1,110    Cameco Corp.# ......................................        38,994
                                                                      ----------

COMMUNICATIONS EQUIPMENT - 8.47%
     2,470    Comverse Technology, Inc.* .........................        53,772
     3,560    Corning, Inc.* .....................................        72,730
     1,415    Qualcomm, Inc. .....................................        51,492
                                                                      ----------
                                                                         177,994
                                                                      ----------
COMPUTER & ELECTRONICS RETAIL - 2.63%
     1,000    Best Buy Co., Inc. .................................        55,250
                                                                      ----------

COMPUTER HARDWARE - 7.16%
     1,040    Apple Computer, Inc.* ..............................        84,323
     1,710    Hewlett-Packard Co. ................................        66,245
                                                                      ----------
                                                                         150,568
                                                                      ----------
CONSTRUCTION MATERIALS - 2.02%
       520    Vulcan Materials Co. ...............................        42,370
                                                                      ----------

CONSUMER FINANCE - 1.97%
       850    SLM Corp. ..........................................        41,378
                                                                      ----------

DEPARTMENT STORES - 2.92%
       870    Kohl's Corp.* ......................................        61,422
                                                                      ----------

DRUG RETAIL - 4.05%
     2,710    CVS Corp. ..........................................        85,040
                                                                      ----------

FERTILIZERS & AGRICULTURAL CHEMICALS - 3.53%
     1,680    Monsanto Co. .......................................        74,290
                                                                      ----------

GENERAL MERCHANDISE STORES - 1.83%
       650    Target Corp. .......................................        38,467
                                                                      ----------

HEALTH CARE DISTRIBUTORS - 1.14%
       480    McKesson Corp. .....................................        24,043
                                                                      ----------

HEALTH CARE EQUIPMENT - 2.02%
     1,235    St. Jude Medical, Inc.* ............................        42,422
                                                                      ----------

HEALTH CARE TECHNOLOGY - 0.27%
       200    IMS Health, Inc. ...................................         5,570
                                                                      ----------

HOME IMPROVEMENT RETAIL - 3.11%
     2,170    Lowe's Companies, Inc. .............................        65,404
                                                                      ----------



SHARES                                                                   VALUE
--------------------------------------------------------------------------------
HUMAN RESOURCES & EMPLOYMENT SERVICES - 2.04%
     1,060    Monster Worldwide, Inc.* ...........................    $   42,941
                                                                      ----------

INDUSTRIAL GASES - 3.25%
     1,135    Praxair, Inc. ......................................        68,384
                                                                      ----------

INTERNET SOFTWARE & SERVICES - 5.05%
       145    Google, Inc. - Class A* ............................        69,077
     1,410    Yahoo! Inc.* .......................................        37,139
                                                                      ----------
                                                                         106,216
                                                                      ----------
IT CONSULTING & OTHER SERVICES - 2.83%
       790    Cognizant Technology Solutions Corp. - Class A* ....        59,471
                                                                      ----------

MANAGED HEALTH CARE - 2.02%
       870    UnitedHealth Group, Inc. ...........................        42,439
                                                                      ----------

MULTI-LINE INSURANCE - 1.63%
       510    American International Group, Inc. .................        34,257
                                                                      ----------

OIL & GAS EXPLORATION & PRODUCTION - 2.20%
     1,300    Southwestern Energy Co.* ...........................        46,254
                                                                      ----------

PHARMACEUTICALS - 2.56%
       250    Allergan, Inc. .....................................        28,875
       510    Forest Laboratories, Inc.*- Class A* ...............        24,959
                                                                      ----------
                                                                          53,834
                                                                      ----------
RESTAURANTS - 2.91%
     1,620    Starbucks Corp.* ...................................        61,155
                                                                      ----------
SEMICONDUCTORS - 5.10%
     1,640    Broadcom Corp. - Class A* ..........................        49,643
     1,650    NVIDIA Corp.* ......................................        57,536
                                                                      ----------
                                                                         107,179
                                                                      ----------
WIRELESS TELECOMMUNICATION SERVICES - 7.23%
     1,910    American Tower Corp. - Class A* ....................        68,798
     1,280    NII Holdings, Inc.* - Class B* .....................        83,239
                                                                      ----------
                                                                         152,037
                                                                      ----------
TOTAL COMMON STOCKS
              (Cost $1,805,376) ..................................     2,082,175
                                                                      ----------

MONEY MARKET INVESTMENTS - 0.07%
       758    SEI Daily Income Treasury Fund .....................           758
       759    SEI Daily Income Trust Government Fund .............           759
                                                                      ----------

TOTAL MONEY MARKET INVESTMENTS
              (Cost $1,517) ......................................         1,517
                                                                      ----------

TOTAL INVESTMENTS IN SECURITIES
  (Cost $1,806,893) - 99.12%                                           2,083,692
Other Assets in Excess of Liabilities - 0.88%                             18,521
                                                                      ----------
NET ASSETS    - 100.00%                                               $2,102,213
                                                                      ==========

*    Non-income producing security.
#    U.S. traded security of a foreign issuer.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      STATEMENTS OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------------------------------
October 31, 2006
-----------------------------------------------------------------------------------------------
                                                                     PIC               PIC
                                                                   SMALL CAP         FLEXIBLE
                                                                  GROWTH FUND       GROWTH FUND
-----------------------------------------------------------------------------------------------
ASSETS:
  Investments at cost ........................................   $  90,681,055    $   1,806,893
                                                                 =============    =============
  Investments at value .......................................   $ 119,055,186    $   2,083,692

  Receivables:
    Investments sold .........................................       1,553,023           58,749
    Fund shares sold .........................................          71,898             --
    Dividends and interest ...................................          18,651              320
    Due from Advisor .........................................            --              8,693
  Prepaid expenses ...........................................          19,439            6,001
                                                                 -------------    -------------
      Total assets ...........................................     120,718,197        2,157,455
                                                                 -------------    -------------

LIABILITIES:
  Payables:
    Investments purchased ....................................         728,921           21,588
    Fund shares redeemed .....................................         298,046             --
    Management fees ..........................................          68,866                6
    Deferred trustees' compensation (Note 3) .................          27,206            6,810
    Administration fees ......................................          16,890            2,548
    Audit fees ...............................................          15,509           16,492
    Custody fees .............................................          11,378              908
    Fund accounting fees .....................................           9,720            4,055
    Transfer agent fees and expenses .........................           6,814            2,784
    Distribution and service fees ............................           2,659             --
    Chief Compliance Officer fee .............................           1,225               39
  Accrued expenses ...........................................               8               12
                                                                 -------------    -------------
      Total liabilities ......................................       1,187,242           55,242
                                                                 -------------    -------------

NET ASSETS ...................................................   $ 119,530,955    $   2,102,213
                                                                 =============    =============

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital) ................   $  92,704,210    $   4,139,989
  Undistributed net investment loss ..........................        (224,212)          (6,810)
  Undistributed net realized loss from investment transactions      (1,323,174)      (2,307,765)
  Net unrealized appreciation of investments .................      28,374,131          276,799
                                                                 -------------    -------------

NET ASSETS ...................................................   $ 119,530,955    $   2,102,213
                                                                 =============    =============

NET ASSET VALUE, OFFERING PRICE
AND REDEMPTION PRICE PER SHARE:
CLASS A SHARES:
  Net assets .................................................   $   8,263,141    $        --
  Shares outstanding (unlimited number of shares
    authorized, par value $0.01) .............................         500,477             --
  NET ASSET VALUE PER SHARE ..................................   $       16.51    $        --
                                                                 =============    =============
  MAXIMUM OFFERING PRICE PER SHARE
    (NET ASSET VALUE DIVIDED BY 94.25%) ......................   $       17.52    $        --
                                                                 =============    =============
CLASS I SHARES:
  Net assets .................................................   $ 111,267,814    $   2,102,213
  Shares outstanding (unlimited number of shares
    authorized, par value $0.01) .............................       6,034,837           94,953
  NET ASSET VALUE, OFFERING PRICE AND
    REDEMPTION PRICE PER SHARE ...............................   $       18.44    $       22.14
                                                                 =============    =============


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.




                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------------------
For the Year Ended October 31, 2006
--------------------------------------------------------------------------------------------

                                                                   PIC              PIC
                                                                 SMALL CAP        FLEXIBLE
                                                                GROWTH FUND      GROWTH FUND
--------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes
    of $886 and $642, respectively) ........................   $    242,189    $     15,996
  Interest .................................................        203,647           4,128
  Other income .............................................           --               131
                                                               ------------    ------------
    Total investment income ................................        445,836          20,255
                                                               ------------    ------------

EXPENSES:
  Management fees (Note 3) .................................      1,095,484          20,747
  Administration fees (Note 3) .............................        211,709          29,999
  Custody fees (Note 3) ....................................         67,236           3,491
  Fund accounting fees (Note 3) ............................         58,318          26,926
  Transfer agent fees and expenses (Note 3) ................         50,791          17,904
  Distribution and service fees (Notes 4 and 5)
    Class A ................................................         47,808            --
  Registration expense .....................................         28,471          10,692
  Reports to shareholders ..................................         17,983            --
  Audit fees ...............................................         16,205          16,492
  Insurance expense ........................................         14,654           3,980
  Legal fees ...............................................         14,042           4,185
  Trustees fees (Note 3) ...................................         10,936           5,512
  Chief Compliance Officer fee (Note 3) ....................          7,386             188
  Other expenses ...........................................         14,426             148
                                                               ------------    ------------
    Total expenses .........................................      1,655,449         140,264
    Expenses waived and reimbursed by Advisor (Note 3) .....       (238,286)       (112,108)
                                                               ------------    ------------
    Net expenses ...........................................      1,417,163          28,156
                                                               ------------    ------------
      Net investment loss ..................................       (971,327)         (7,901)
                                                               ------------    ------------

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
  Net realized gain from investment transactions ...........     26,265,183         423,431
  Net unrealized depreciation during the year on investments    (10,930,047)       (242,954)
                                                               ------------    ------------
    Net realized and unrealized gain on investments ........     15,335,136         180,477
                                                               ------------    ------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...   $ 14,363,809    $    172,576
                                                               ============    ============





SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



                                     STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------
                                                                              PIC SMALL CAP
                                                                               GROWTH FUND
                                                                        Year Ended       Year Ended
                                                                     October 31, 2006  October 31, 2005
-------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment loss ..............................................   $    (971,327)   $  (2,079,344)
  Net realized gain from investment transactions ...................      26,265,183       59,009,943
  Net unrealized depreciation during the year on investments .......     (10,930,047)     (28,376,396)
                                                                       -------------    -------------
    Net increase in net assets resulting from operations ...........      14,363,809       28,554,203
                                                                       -------------    -------------

CAPITAL SHARE TRANSACTIONS:
  Class A:
    Shares sold ....................................................       4,147,422        7,772,912
    Shares repurchased .............................................     (29,935,050)     (84,195,866)
    Redemption fees ................................................             346              240
                                                                       -------------    -------------
      Net decrease from Class A capital share transactions .........     (25,787,282)     (76,422,714)
                                                                       -------------    -------------
  Class I:
    Shares sold ....................................................      39,220,845       38,566,512
    Shares repurchased .............................................     (63,103,619)    (154,110,441)
    Redemption fees ................................................             650            3,408
                                                                       -------------    -------------
      Net decrease from Class I capital share transactions .........     (23,882,124)    (115,540,521)
                                                                       -------------    -------------

        Total decrease in net assets from capital share transactions     (49,669,406)    (191,963,235)
                                                                       -------------    -------------

  Total decrease in net assets .....................................     (35,305,597)    (163,409,032)
                                                                       -------------    -------------


NET ASSETS:
  Beginning of year ................................................     154,836,552      318,245,584
                                                                       -------------    -------------
  End of year ......................................................   $ 119,530,955    $ 154,836,552
                                                                       =============    =============
  Undistributed net investment loss at end of year .................   $    (224,212)   $     (33,912)
                                                                       =============    =============

FUND SHARE TRANSACTIONS:
  Class A:
    Shares sold ....................................................         250,235          536,576
    Shares repurchased .............................................      (1,897,926)      (5,794,545)
                                                                       -------------    -------------
      Net decrease in Class A fund shares ..........................      (1,647,691)      (5,257,969)
                                                                       =============    =============
  Class I:
    Shares sold ....................................................       2,125,326        2,372,914
    Shares repurchased .............................................      (3,545,455)      (9,255,467)
                                                                       -------------    -------------
      Net decrease in Class I fund shares ..........................      (1,420,129)      (6,882,553)
                                                                       =============    =============

  Total decrease in fund shares ....................................      (3,067,820)     (12,140,522)
                                                                       =============    =============





SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                   STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------
                                                                                     PIC FLEXIBLE
                                                                                      GROWTH FUND
                                                                               Year Ended     Year Ended
                                                                           October 31, 2006 October 31, 2005
------------------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment loss .....................................................   $    (7,901)   $    (8,240)
  Net realized gain from investment transactions ..........................       423,431          8,477
  Net unrealized appreciation (depreciation) during the year on investments      (242,954)       514,140
                                                                              -----------    -----------
    Net increase in net assets resulting from operations ..................       172,576        514,377
                                                                              -----------    -----------

CAPITAL SHARE TRANSACTIONS:
  Class I:
    Shares sold ...........................................................       154,282        708,549
    Shares repurchased ....................................................    (1,369,843)      (541,456)
                                                                              -----------    -----------
      Net increase (decrease) from Class I capital share transactions .....    (1,215,561)       167,093
                                                                              -----------    -----------

  Total increase (decrease) in net assets .................................    (1,042,985)       681,470
                                                                              -----------    -----------


NET ASSETS:
  Beginning of year .......................................................     3,145,198      2,463,728
                                                                              -----------    -----------
  End of year .............................................................   $ 2,102,213    $ 3,145,198
                                                                              ===========    ===========
  Undistributed net investment loss at end of year ........................   $    (6,810)   $    (8,488)
                                                                              ===========    ===========

FUND SHARE TRANSACTIONS:
  Class I:
    Shares sold ...........................................................         6,951         38,924
    Shares repurchased ....................................................       (66,629)       (28,734)
                                                                              -----------    -----------
      Net increase (decrease) in Class I fund shares ......................       (59,678)        10,190
                                                                              ===========    ===========





SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.




                                              FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------

                                            PIC SMALL CAP GROWTH FUND
----------------------------------------------------------------------------------------------------------
                                    FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR


                                                                       CLASS I
                                             --------------------------------------------------------------
                                               FOR THE      FOR THE     FOR THE     FOR THE      FOR THE
                                              YEAR ENDED    YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
                                              OCTOBER 31,   OCTOBER 31, OCTOBER 31, OCTOBER 31, OCTOBER 31,
                                                 2006         2005        2004+       2003         2002
                                             --------------------------------------------------------------
PER SHARE DATA
Net asset value per share,
  beginning of year ......................   $    16.49  $    15.13  $    15.38  $    10.58  $    13.23
Income from investment operations:
  Net investment loss ....................        (0.12)*     (0.13)*     (0.14)      (0.08)      (0.10)
  Net realized gains (losses) and
    change in unrealized appreciation
    or depreciation on investments .......         2.07        1.49       (0.11)       4.88       (2.55)
                                             ----------  ----------  ----------  ----------  ----------
    Total income (loss) from investment
      operations .........................         1.95        1.36       (0.25)       4.80       (2.65)
                                             ----------  ----------  ----------  ----------  ----------

Redemption fees retained .................         0.00#*      0.00#*      0.00#          --          --
                                             ----------  ----------  ----------  ----------  ----------

Net asset value per share,
  end of year ............................   $    18.44  $    16.49  $    15.13  $    15.38  $    10.58
                                             ==========  ==========  ==========  ==========  ==========

Total return .............................        11.83%       8.99%      (1.63%)     45.37%     (20.03%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets (dollars in millions),
    end of year ..........................   $   111.3   $   122.9   $   217.0   $   249.5   $   126.6
  Ratio of expenses to average net assets:
    Before expense reimbursement .........         1.18%       1.07%       0.99%       1.38%       1.34%
    After expense reimbursement ..........         1.00%       1.00%       0.99%       1.00%       1.00%
  Ratio of net investment loss to
    average net assets:
    Before expense reimbursement .........        (0.85%)     (0.88%)     (0.86%)     (1.16%)     (1.09%)
    After expense reimbursement ..........        (0.67%)     (0.81%)     (0.86%)     (0.78%)     (0.75%)
  Portfolio turnover rate ................        86.97%      59.58%      99.08%     106.81%     100.71%

+    On December 19, 2003, the PIC Funds re-organized from a master feeder structure and merged into separate series of the Advisors Series Trust. The historical data shown reflects the operations of each respective predecessor PIC Feeder Fund.
#    Amount is less than $0.01.
*    Per share numbers have been calculated using the average shares method.



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------

                                       PIC SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------------------------
                              FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR


                                                                CLASS A
                                      ------------------------------------------------------------
                                        FOR THE     FOR THE     FOR THE     FOR THE     FOR THE
                                      YEAR ENDED   YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
                                      OCTOBER 31,  OCTOBER 31, OCTOBER 31, OCTOBER 31, OCTOBER 31,
                                         2006        2005         2004+      2003        2002
                                      ------------------------------------------------------------
PER SHARE DATA
Net asset value per share,
  beginning of year ...............   $   14.84  $   13.67  $    13.97  $     9.65  $    12.13
Income from investment operations:
  Net investment loss .............       (0.18)*    (0.17)*     (0.15)      (0.15)      (0.13)
  Net realized gains (losses)
   and change in unrealized
   appreciation or depreciation
   on investments .................        1.85       1.34       (0.15)       4.47       (2.35)
                                      ---------  ---------  ----------  ----------  ----------
   Total income (loss) from
     investment operations ........        1.67       1.17       (0.30)       4.32       (2.48)
                                      ---------  ---------  ----------  ----------  ----------

Redemption fees retained ..........        0.00#*     0.00#*     0.00#          --          --
                                      ---------  ---------  ----------  ----------  ----------

Net asset value per share,
  end of year .....................   $   16.51  $   14.84  $    13.67  $    13.97  $     9.65
                                      =========  =========  ==========  ==========  ==========

Total return ......................       11.25%      8.56%      (2.15%)     44.77%     (20.45%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets (dollars in millions),
    end of year ...................   $    8.2   $   31.9   $   101.3   $    42.2   $    35.3
  Ratio of expenses to average
    net assets:
    Before expense reimbursement ..        1.58%      1.47%       1.36%       2.09%       1.86%
    After expense reimbursement ...        1.40%      1.40%       1.37%       1.45%       1.45%
  Ratio of net investment loss to
    average net assets:
    Before expense reimbursement ..       (1.27%)    (1.26%)     (1.23%)     (1.87%)     (1.61%)
    After expense reimbursement ...       (1.09%)    (1.19%)     (1.24%)     (1.23%)     (1.20%)
  Portfolio turnover rate .........       86.97%     59.58%      99.08%     106.81%     100.71%

+    On December 19, 2003, the PIC Funds re-organized from a master feeder structure and merged into separate series of the Advisors Series Trust. The historical data shown reflects the operations of each respective predecessor PIC Feeder Fund.
#    Amount is less than $0.01.
*    Per share numbers have been calculated using the average shares method.



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.





                                         FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------


                                       PIC FLEXIBLE GROWTH FUND
-------------------------------------------------------------------------------------------------------
                              FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                    CLASS I
                                       ----------------------------------------------------------------
                                           FOR THE     FOR THE      FOR THE     FOR THE     FOR THE
                                         YEAR ENDED  YEAR ENDED   YEAR ENDED  YEAR ENDED   YEAR ENDED
                                         OCTOBER 31, OCTOBER 31,  OCTOBER 31, OCTOBER 31,  OCTOBER 31,
                                            2006        2005       2004*+       2003*         2002*
                                       ----------------------------------------------------------------
PER SHARE DATA
Net asset value per share,
  beginning of year .................   $   20.34  $   17.06  $    17.62  $    12.85  $    15.47
Income from investment operations:
  Net investment loss ...............       (0.10)     (0.05)      (0.26)      (0.29)      (0.37)
  Net realized gains (losses) and
    change in unrealized appreciation
    or depreciation on investments ..        1.90       3.33       (0.30)       5.06       (2.25)
                                        ---------  ---------  ----------  ----------  ----------
    Total income (loss) from
      investment operations .........        1.80       3.28       (0.56)       4.77       (2.62)
                                        ---------  ---------  ----------  ----------  ----------

  Redemption fees retained ..........         --         --         0.00#        --          --
                                        ---------  ---------  ----------  ----------  ----------

Net asset value per share,
  end of year .......................   $   22.14  $   20.34  $    17.06  $    17.62  $    12.85
                                        =========  =========  ==========  ==========  ==========

Total return ........................        8.85%     19.23%      (3.18%)     37.12%     (16.94%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets (dollars in millions),
    end of year .....................   $    2.1   $    3.1   $     2.5   $     3.7   $     3.5
  Ratio of expenses to average
    net assets:
    Before expense reimbursement ....        4.73%      4.86%       7.24%      10.38%       4.03%
    After expense reimbursement .....        0.95%      0.97%       1.55%       2.14%       2.14%
  Ratio of net investment loss to
    average net assets:
    Before expense reimbursement ....       (4.05%)    (4.18%)     (6.94%)    (10.11%)     (3.88%)
    After expense reimbursement .....       (0.27%)    (0.29%)     (1.25%)     (1.87%)     (1.99%)
Portfolio turnover rate .............       75.96%     60.00%     171.99%     133.51%     259.63%


-------------
*    As of July 1, 2004, the PIC Mid Cap Growth Fund converted from Class B shares to PIC Flexible Growth Class I shares.
+    On December 19, 2003, the PIC Funds re-organized from a master feeder structure and merged into separate series of the Advisors Series Trust. The historical data shown reflects the operations of each respective predecessor PIC Feeder Fund.
#    Amount is less than $0.01.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS at October 31, 2006
--------------------------------------------------------------------------------

1 - ORGANIZATION
The PIC Flexible Growth Fund (formerly PIC Mid Cap Fund) and PIC Small Cap Fund are each a series of Advisors Series Trust ("the Trust") which is registered under the Investment Company Act of 1940 as an open-end management investment company. The PIC Small Cap Growth Fund - Class I commenced operations on September 30, 1993 and the PIC Small Cap Growth Fund - Class A commenced operations on February 3, 1997. The PIC Flexible Growth Fund commenced operations on March 31, 1999.

The PIC Small Cap Growth Fund offers two classes of shares: Class A shares and Class I shares. The PIC Flexible Growth Fund has only Class I shares outstanding.

Class A shares of the PIC Small Cap Growth Fund are sold with a front-end sales charge of up to 5.75%. There are no front-end sales charges associated with either the PIC Small Cap Growth Fund - Class I, or the PIC Flexible Growth Fund
- Class I.

There are no deferred sales charges for either the PIC Small Cap Growth Fund or the PIC Flexible Growth Fund.

The investment objectives for the PIC Small Cap Growth Fund and PIC Flexible Growth Fund are long-term growth of capital.

2 - SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. SECURITY VALUATION: The Funds' investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, or if the closing price doe not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume, and news events. Short-term investments are valued at amortized cost, which approximates market value. Investments in other mutual funds are valued at their net asset value.

     B. FEDERAL INCOME TAXES: It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regu- lations which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their Federal tax treatment.

          Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

     D. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

     E. SECURITIES LOANS: The Funds may temporarily loan securities to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The loans are secured by cash or securities collateral at least equal, at all times, to the fair value of the securities loaned.

     F. REDEMPTION FEES: The Funds charge a 1% redemption fee to shareholders who redeem shares held for less than 30 days. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS at October 31, 2006 - (continued)
--------------------------------------------------------------------------------

     G. RECLASSIFICATION OF CAPITAL ACCOUNTS: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

          For the year ended October 31, 2006 the Funds made the following reclassifications due to permanent book and tax differences:

                                  UNDISTRIBUTED    ACCUMULATED
                                  NET INVESTMENT   NET REALIZED       PAID-IN
FUND                                  INCOME         LOSS             CAPITAL
----                                  ------         ----             -------
PIC Small Cap Growth Fund         $   781,027      $129,383         $ (910,410)
PIC Flexible Growth Fund          $     9,579      $     (3)        $   (9,576)

     H. NEW ACCOUNTING PRONOUNCEMENTS: On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Application of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Funds are currently evaluating the impact, if any, of applying the various provisions of FIN 48.

          In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Funds believe the adoption of SFAS 157 will have no material impact on its financial statements.

3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
For the year ended October 31, 2006, Provident Investment Counsel, Inc. (the "Advisor"), an indirect, wholly owned subsidiary of Old Mutual PLC, provided the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, provides most of the personnel needed by each Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.80% based upon the average daily net assets of the PIC Small Cap Growth Fund, and 0.70% based upon the average daily net assets of the PIC Flexible Growth Fund. For the year ended October 31, 2006, the PIC Small Cap Growth Fund and PIC Flexible Growth Fund incurred $1,095,484 and $20,747 in advisory fees, respectively.

The Funds are responsible for their own operating expenses. The Advisor has agreed to reduce fees payable to it by the Funds and/or to pay Fund operating expenses to the extent necessary to limit the Funds' aggregate annual operating expenses to 1.00% for the PIC Small Cap Fund - Class I, 1.40% for the PIC Small Cap Fund - Class A, and 0.95% for the PIC Flexible Growth Fund. Any such reductions made by the Advisor in its fees or payment of expenses which are the Funds' obligation are subject to reimbursement by the Funds to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Funds' expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the year ended October 31, 2006, the Advisor reduced its fees and absorbed Fund expenses in the amount of $238,286 and $112,108 for the PIC Small Cap Growth Fund and PIC Flexible Growth Fund, respectively.

At October 31, 2006, the amount available for reimbursement to the Advisor by each Fund, are as follows:

            FUND                                              TOTAL
            ----                                              -----
            PIC Small Cap Growth Fund .................. $   392,974
            PIC Flexible Growth Fund ................... $   393,248

At October 31, 2006, accumulative expenses subject to recapture for the Funds expire as follows:

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS at October 31, 2006 - (continued)
--------------------------------------------------------------------------------

                                                  OCTOBER 31,
                                      ------------------------------------------
      FUND                               2007          2008              2009
      ----                               ----          ----              ----
      PIC Small Cap Growth Fund       $     --       $154,688      $    238,286
      PIC Flexible Growth Fund        $  170,198     $110,942      $    112,108

U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Funds' Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds' custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds' expenses and reviews the Funds' expense accruals. U.S. Bancorp Fund Services, LLC ("USBFS") also serves as the fund accountant and transfer agent to the Funds. U.S. Bank, N.A., an affiliate of USBFS, serves as the Funds' custodian. For the year ended October 31, 2006, the PIC Small Cap Growth Fund and PIC Flexible Growth Fund incurred the following expenses for administration, fund accounting, transfer agency, and custody:
                                   PIC                       PIC
                                SMALL CAP                 FLEXIBLE
                               GROWTH FUND              GROWTH FUND
                               -----------              -----------
      Administration ......... $   211,709              $    29,999
      Fund accounting ........      58,318                   26,926
      Transfer agency ........      29,886                   17,882
      Custody ................      67,236                    3,491

Quasar Distributors, LLC (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor is an affiliate of the Administrator. The Distributor has advised the Funds that it has received $904 in front-end sales charges resulting from sales of PIC Small Cap Growth Fund - Class A shares.

Certain officers of the Trust are also employees of the Administrator.

The PIC Investment Trust (previous Trust of the Funds) approved a Deferred Compensation Plan for its Trustees (the "Plan"). Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a Trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (phantom share account). The phantom share account is marked to market on January 1 of each calendar year. The phantom share account balances were as follows on January 1, 2006:

      PIC Small Cap Growth Fund ................. $  27,206
      PIC Flexible Growth Fund ..................     6,810

For the year ended October 31, 2006, the PIC Small Cap Growth Fund and PIC Flexible Growth Fund were allocated $7,386 and $188, respectively, of the Chief Compliance Officer fee.

4 - SHAREHOLDER SERVICING FEE
The PIC Small Cap Growth Fund - Class A has entered into a Shareholder Servicing Agreement with the Advisor under which the Fund pays servicing fees at an annual rate of 0.15% of the average daily net assets of the Fund. Payments to the Advisor under the Shareholder Servicing Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into Shareholder Service Agreements with the Advisor for services provided to shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and include establishing and maintaining shareholders' accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. For the year ended October 31, 2006, the PIC Small Cap Fund - Class A incurred shareholder servicing fees of $17,928 under the agreement.

5 - DISTRIBUTION COSTS
The PIC Small Cap Growth Fund - Class A has adopted a Distribution Plan pursuant to Rule 12b-1 (the "Plan"). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund's average daily net assets annually. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent a compensation for distribution and service

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS at October 31, 2006 - (continued)
--------------------------------------------------------------------------------
activities, not reimbursements for specific expenses incurred. Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as "Distribution Coordinator". For the year ended October 31, 2006, the PIC Small Cap Growth Fund - Class A paid the Distribution Coordinator $29,880.

6 - PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 2006, the cost of purchases and the proceeds from sales of securities, excluding short-term securities were:

                                         PURCHASES                 SALES
                                         ---------                 -----
      PIC Small Cap Growth Fund ..... $ 114,557,429          $  168,662,654
      PIC Flexible Growth Fund ...... $   2,169,644          $    3,234,695

7 - LINE OF CREDIT
The PIC Small Cap Growth Fund and the PIC Flexible Growth Fund have a line of credit in the amount of $13,000,000 and $285,000, respectively. These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Funds' custodian, U.S. Bank, N.A. During the year ended October 31, 2006, the Funds did not draw upon the line of credit.

8 - INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment loss and realized and unrealized gains and losses differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred, net operating losses, limitations on use of capital loss carryforwards, deferred trustees compensation, and Passive Foreign Investment Companies.

There were no distributions paid during the years ended October 31, 2006 and October 31, 2005.

As of October 31, 2006, the Funds' most recently completed fiscal year end, the components of net assets on a tax basis were as follows:

                                                     PIC              PIC
                                                   SMALL CAP        FLEXIBLE
                                                  GROWTH FUND     GROWTH FUND
   Cost of investments .......................   $ 91,688,595    $  1,807,895
                                                 ============    ============
   Gross unrealized appreciation .............     29,693,270         314,161
   Gross unrealized depreciation .............     (2,326,679)        (38,364)
                                                 ------------    ------------
   Net unrealized appreciation ...............   $ 27,366,591    $    275,797
                                                 ============    ============
   Undistributed ordinary income .............           --              --
   Undistributed long-term capital gain ......      5,582,797            --
                                                 ------------    ------------
   Total distributable earnings ..............   $  5,582,797    $       --
                                                 ============    ============
   Other accumulated gains (losses) ..........   $ (6,122,643)   $ (2,313,573)
                                                 ============    ============
   Total accumulated earnings (losses) .......   $ 26,826,745    $ (2,037,776)
                                                 ============    ============

At October 31, 2006, certain Funds had tax capital losses which may be carried over to offset future gains. Such losses expire as follows:


                                         CAPITAL LOSSES EXPIRING IN:
                ------------------------------------------------------------------------
                    2008           2009           2010           2011         TOTAL
                    ----           ----           ----           ----         -----
PIC Small Cap
  Growth Fund   $(3,476,373)   $(2,591,031)   $      --      $      --      $(6,067,404)
PIC Flexible
  Growth Fund          --       (1,720,974)      (381,989)      (203,800)    (2,306,763)


During the year ended October 31, 2006, the PIC Small Cap Growth Fund and the PIC Flexible Growth Fund utilized capital loss carryforwards of $20,816,562 and $420,642, respectively.

The carryforward loss for PIC Small Cap Growth Fund was generated in connection with the reorganization of the Fund from a master-feeder structure on December 19, 2003, and is limited to $2,022,468 each year through 2009.

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS
--------------------------------------------------------------------------------


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM at October 31, 2006
--------------------------------------------------------------------------------

To the Board of Trustees Advisors
Series Trust and Shareholders of:
PIC Small Cap Growth Fund PIC
Flexible Growth Fund


We have audited the accompanying statements of assets and liabilities of the Provident Investment Counsel ("PIC") Small Cap Growth Fund and PIC Flexible Growth Fund, each a series of Advisors Series Trust (the "Trust"), including the schedules of investments, as of October 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended October 31, 2003 have been audited by other auditors, whose report dated December 18, 2003 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned series of the Advisor Series Trust, as of October 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.




                                                        TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
December 15, 2006

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                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTICE TO SHAREHOLDERS at October 31, 2006 (Unaudited)
--------------------------------------------------------------------------------

HOW TO OBTAIN A COPY OF THE FUNDS' PROXY VOTING POLICIES
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-800-618-7643 or on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

HOW TO OBTAIN A COPY OF THE FUNDS' PROXY VOTING RECORDS FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2006
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2006 is available without charge, upon request, by calling 1-800-618-7643. Furthermore, you can obtain the Funds' proxy voting records on the SEC's website at http://www.sec.gov.

QUARTERLY FILINGS ON FORM N-Q
The Funds file their complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the U.S. Securities and Exchange Commission's website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the U.S. Securities and Exchange Commission's Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in the Funds' Forms N-Q is also available upon request by calling 1-800-618-7643.

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                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS
--------------------------------------------------------------------------------

INFORMATION ABOUT TRUSTEES AND OFFICERS at October 31, 2006 (Unaudited)
--------------------------------------------------------------------------------

This chart provides information about the Trustees and Officers who oversee your Funds. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------
Name, Age
Address Number of
Position Held with Funds                           Trustee       Portfolios
Principal Occupation(s) and other                  of Funds      Overseen in
Directorships during past five years               Since*        Fund Complex**
--------------------------------------------------------------------------------
WALTER E. AUCH, BORN 1921                          1997          2
615 E. Michigan Street
Milwaukee, WI 53202
Trustee
Management Consultant, formerly Chairman,
CEO of Chicago Board Options Exchange
and former President of Paine Webber.
Other Directorships: Nicholas-Applegate Funds,
Citigroup, Pimco Advisors LLP, Senele
Group and UBS Capital Management

JAMES CLAYBURN LAFORCE, BORN 1928                  2002          2
615 E. Michigan Street
Milwaukee, WI 53202
Trustee
Dean Emeritus, John E. Anderson Graduate
School of Management, University of
California, Los Angeles.
Other Directorships: The Payden & Rygel
Investment Group, The Metzler/Payden
Investment Group, Arena Pharmaceuticals
and Cancervax

DONALD E. O'CONNOR, BORN 1936                      1997          2
615 E. Michigan Street
Milwaukee, WI 53202
Trustee
Financial Consultant, formerly Executive
Vice President and Chief Operating
Officer of ICI Mutual Insurance Company
(until January, 1997).
Other Directorships: The Forward Funds

GEORGE J. REBHAN, BORN 1934                        2002          2
615 E. Michigan Street
Milwaukee, WI 53202
Trustee
Retired; formerly President, Hotchkis
and Wiley Funds (mutual funds)
from 1985 to 1993.
Trustee: E*Trade Funds

GEORGE T. WOFFORD III, BORN 1939                   1997          2
615 E. Michigan Street
Milwaukee, WI 53202
Trustee
Senior Vice President, Information
Services, Federal Home Loan Bank of
San Francisco.
Other Directorships: None

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS
--------------------------------------------------------------------------------

INFORMATION ABOUT TRUSTEES AND OFFICERS at October 31, 2006 (Unaudited) - (continued)
--------------------------------------------------------------------------------

INTERESTED TRUSTEE AND OFFICERS
--------------------------------------------------------------------------------
Name, Age
Address Number of
Position Held with Funds                           Trustee       Portfolios
Principal Occupation(s) and other                  of Funds      Overseen in
Directorships during past five years               Since*        Fund Complex**

ERIC M. BANHAZL, BORN 1957***                      1997          2
615 E. Michigan Street
Milwaukee, WI 53202
Interested Trustee, President
Retired; Formerly Senior Vice President,
U.S. Bancorp Fund Services, LLC, the
Fund's administrator from 2001 to 2006;
formerly, Executive Vice President,
Investment Company Administration, LLC
("ICA").

ROBERT M. SLOTKY, BORN 1947                        N/A           N/A
2020 E. Financial Way
Glendora, CA 91741
Chief Compliance Officer, Vice President
Vice President, U.S. Bancorp Fund Services,
LLC, the Fund's administrator
(since July 2001); formerly Senior
Vice President, ICA.

RODNEY A. DEWALT, BORN 1967                        N/A           N/A
615 E. Michigan Street
Milwaukee, WI 53202
Secretary, AML Officer
Senior Counsel, Fund Administration,
U.S. Bancorp Fund Services, LLC (since
January 2003); Thrivent Financial for
Lutherans from 2000 to 2003; Attorney
Private Practice, 1997 to 2000.

DOUGLAS G. HESS, BORN 1967                         N/A           N/A
615 E. Michigan Street
Milwaukee, WI 53202
Treasurer
Vice President, Compliance and
Administration, U.S. Bancorp Fund
Services, LLC (since March 1997).

-----------
*    The term for each Trustee is indefinite.
** The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors. The term "Fund Complex" applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor does it share the same investment advisor with any other series.
*** Mr. Banhazl is an "interested person" of the Trust as defined under the 1940 Act. Mr. Banhazl is an interested person of the Trust by virtue of his prior affiliation with U.S. Bancorp Fund Services, LLC.

     The Statement of Additional Information includes additional information about the Funds' trustees and officers and is available, without charge, upon request by calling 1-800-618-7643.

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



                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

TRUSTEES AND OFFICERS

TRUSTEES AND OFFICERS - ADVISORS SERIES TRUST
--------------------------------------------------------------------------------
WALTER E. AUCH, Independent Trustee
JAMES CLAYBURN LAFORCE, Independent Trustee
DONALD E. O'CONNOR, Independent Trustee
GEORGE J. REBHAN, Independent Trustee
GEORGE T. WOFFORD III, Independent Trustee
ERIC M. BANHAZL, President and Trustee
BUD SLOTKY, Vice President and Chief Compliance Officer
RODNEY A. DEWALT, Secretary and AML Officer
DOUGLAS G. HESS, Treasurer

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
PROVIDENT INVESTMENT COUNSEL
300 N. Lake Avenue
Pasadena, CA 91101
(626) 449-8500

DISTRIBUTOR
--------------------------------------------------------------------------------
QUASAR DISTRIBUTORS, LLC
615 E. Michigan Street
Milwaukee, WI 53202

LEGAL COUNSEL
--------------------------------------------------------------------------------
PAUL, HASTINGS, JANOFSKY & WALKER, LLP
55 Second Street, 24th Floor
San Francisco, CA 94105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------
TAIT, WELLER & BAKER, LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103



WHY INVEST WITH PROVIDENT INVESTMENT COUNSEL?


COMMITMENT TO OUR SHAREHOLDERS
------------------------------
     o    Dedicated investment team managing your investments
     o    Focused on shareholder objectives and needs

PASSION FOR GROWTH INVESTING
----------------------------
     o    "Pure growth" philosophy and consistent investment style
     o "Multiple points of knowledge" provide intimate understanding of companies

UNIQUELY STRUCTURED INVESTMENT TEAMS
------------------------------------
     o    Significant number of professionals committed to growth philosophy
     o    Transparent process that "digs deep" into company fundamentals


--------------------------------------------------------------------------------
This annual report is intended for shareholders of PIC Mutual Funds. It may not be used as sales literature unless preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives, risks and policies of the Funds. If used as sales literature after October 31, 2006, this annual report must be accompanied by performance updates for the most recent calendar quarter.

PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

                      Shareholder Services: (800) 618-7643

                            Website: www.provnet.com

                                                                         (10/06)

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A COPY OF THE REGISTRANT'S CODE OF ETHICS IS FILED HEREWITH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant's level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

----------------------------- ----------------------- -----------------------
                              FYE  10/31/2006         FYE  10/31/2005
----------------------------- ----------------------- -----------------------
Audit Fees                            $28,200                 $41,400
Audit-Related Fees                     N/A                     N/A
Tax Fees                              $ 4,800                 $ 6,600
All Other Fees                         N/A                     N/A
----------------------------- ----------------------- -----------------------

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.--not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

---------------------------------- ------------------------ --------------------
Non-Audit Related Fees             FYE  10/31/2006          FYE  10/31/2005
---------------------------------- ------------------------ --------------------
Registrant                                  N/A                      N/A
Registrant's Investment Adviser             N/A                      N/A
---------------------------------- ------------------------ --------------------


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES.

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant's independent trustees serve as its nominating committee, however, they do not make use of a nominating committee charter. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

(a) (1) ANY CODE OF ETHICS OR AMENDMENT THERETO, THAT IS SUBJECT OF THE DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY ITEM 2 REQUIREMENTS THROUGH FILING AN EXHIBIT. Filed herewith.

     (2) CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002. Filed herewith.

     (3) ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23C-1 UNDER THE ACT SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS. Not applicable to open-end investment companies.

(b) CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002. Furnished herewith.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


         (Registrant)  ADVISORS SERIES TRUST

         By (Signature and Title)* /S/ ERIC M. BANHAZL
                                   ---------------------------------------
                                   Eric M. Banhazl, President

         Date   01/XX/07


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         By (Signature and Title)*  /S/ ERIC M. BANHAZL
                                    ---------------------------------------
                                    Eric M. Banhazl, President

         Date 01/04/07

         By (Signature and Title)*  /S/ DOUGLAS G. HESS
                                    --------------------------------------
                                     Douglas G. Hess, Treasurer

         Date 01/05/07

* PRINT THE NAME AND TITLE OF EACH SIGNING OFFICER UNDER HIS OR HER SIGNATURE.